Fees Summary	Feb. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,546,250
Previously Paid Amount	1,584.59
Total Fee Amount	3,406.99
Total Offset Amount	0.00
Net Fee	$ 1,822.4